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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  MAY 26, 1998



                             CHASE INDUSTRIES INC.
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                  1-13394                  51-0328047
(State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)           File Number)         Identification Number)


        14212 COUNTY ROAD M-50
        MONTPELIER, OHIO                                          43543
(Address of principle executive offices)                        (Zip Code)

Registrant's telephone number, including area code:         (419) 485-3193
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Item 5.  Other Events

         On May 26, 1998, Chase Industries Inc., a Delaware corporation (the "Company"), filed with the Delaware Secretary of State a Certificate of Second Amendment (the "Amendment") to the Company's Restated Certificate of Incorporation, as amended, increasing the Company's authorized shares of voting common stock from 25 million to 36.31 million and nonvoting common stock from 5 million to 12.3 million. The amendment also effected a three-for-two split of the outstanding shares of voting common stock and nonvoting common stock for holders of record as of June 6, 1998. The Second Amendment was approved by the stockholders of the Company at its 1998 Annual Meeting of Stockholders held on May 26, 1998.

         The board of directors of the Company declared the stock split, subject to shareholder approval of the increase in authorized shares, to increase the number of shares of common stock outstanding, reduce the trading price of the common stock to a level that makes it more affordable to a broader range of investors and increase the trading volume of the common stock.
Because the Company did not have sufficient authorized but unissued shares of nonvoting common stock to effect the three-for-two stock split, the stock split was subject to stockholder approval of the Amendment to increase the authorized capital stock. The record date for the stock split will be June 6, 1998, and the certificates evidencing additional shares issuable as a result of the stock split will be distributed on or about June 26, 1998. In the event the number of shares of common stock issuable to a stockholder as a result of the stock split includes a fraction of a share, such stockholder will receive, in lieu of such fractional share, an amount of cash, without interest thereon, determined by multiplying (i) the closing sale price per share of the common stock as reported on the New York Stock Exchange on the last trading date prior to the June 6, 1998, record date by (ii) thirty-three and one-third percent (33 1/3%). A copy of the Certificate of Second Amendment is attached hereto as Exhibit 3.2.

         On May 26, 1998, the Company issued a press release announcing the Amendment and the stock split. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(C)      EXHIBITS

         Exhibit No.                                        Description
         -----------                                        -----------
            3.1                            Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-8
                                           dated December 9, 1994, Registration No. 33-87278), as amended by the
                                           Certificate of First Amendment to the Company's Restated Certificate of
                                           Incorporation (incorporated by reference to

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
                                           Exhibit 3.2 to the Company's Current Report on Form 8-K dated May 14, 1997).

            3.2                            Certificate of Second Amendment of the Restated Certificate of Incorporation
                                           of the Company filed with the State of Delaware on May 26, 1998.

            99.1                           Press Release of the Company dated May 26, 1998.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 26, 1998.

                                            CHASE INDUSTRIES INC.



                                            By: /s/ MARTIN V. ALONZO
                                               -------------------------------
                                                Martin V. Alonzo
                                                President and Chief
                                                Executive Officer





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                               INDEX TO EXHIBITS

          Exhibit                                                                          Sequentially
            No.                             Description of Exhibits                       Numbered Pages
            ---                             -----------------------                       --------------
            3.1              Restated Certificate of Incorporation of the Company
                             (incorporated by reference to Exhibit 4.1 to the
                             Company's Registration Statement on Form S-8 dated
                             December 9, 1994, Registration No. 33-87278), as
                             amended by the Certificate of First Amendment to the
                             Company's Restated Certificate of Incorporation
                             (incorporated by reference to Exhibit 3.2 to the
                             Company's Current Report on Form 8-K dated May 14,
                             1997)

            3.2              Certificate of Second Amendment of the Restated
                             Certificate of Incorporation of the Company filed with the State of Delaware on May 26, 1998


           99.1              Press Release of the Company dated May 26, 1998